The Yorktown Funds

each a series of American Pension Investors Trust

Ticker Symbols
Institutional
Yorktown Funds	Class A	Class L	Class
Yorktown Growth Fund	AFGGX	APITX	APGRX
Yorktown Short Term Bond Fund	APIMX	AFMMX	APIBX
Yorktown Multi-Sector Bond Fund	APIUX	AFFIX	APIIX
Yorktown Small Cap Fund	YOVAX	YOVLX	YOVIX
Yorktown Treasury Advanced Total Return Fund*	(None)	(None)	AATRX

*	Shares of the Yorktown Treasury Advanced Total Return Fund are not currently being offered for sale.

Yorktown Funds offers five mutual fund series in this prospectus (each, a “Fund,” and together, the “Funds”). Each Fund offers you a separate investment, with its own investment objective and policies.

PROSPECTUS DATED MAY 31, 2024

Like all mutual fund shares, the U.S. Securities and Exchange Commission has not approved or disapproved the shares offered in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of Contents

Section 1 | Fund Summaries

This section provides you with an overview of each Fund, including investment objectives, fees and expenses, and historical performance information.

1	Yorktown Growth Fund
9	Yorktown Short Term Bond Fund
16	Yorktown Multi-Sector Bond Fund
24	Yorktown Small Cap Fund
31	Yorktown Treasury Advanced Total Return Fund

Section 2 | Additional Information About Investment Strategies and Related Risks

This section sets forth additional information about the Funds.

35	Investment Objectives and Strategies of Each Fund
41	Principal Investment Risks
47	Non-Principal Strategies and Risks
48	Portfolio Holdings Disclosure

Section 3 | Who Manages Your Money

This section gives you a detailed discussion of our Investment Adviser and Portfolio Managers.

49	The Investment Adviser
50	The Portfolio Managers

Section 4 | How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

51	What Share Classes We Offer
53	How to Reduce Your Sales Charge
55	How to Buy Shares
58	How to Sell Shares

Section 5 | General Information

This section summarizes the Funds’ distribution policies and other general Fund information.

61	Dividends, Distributions and Taxes
62	Net Asset Value
63	Fair Value Pricing
63	Frequent Trading
64	Acquired Fund Fees and Expenses
65	Distribution and Service Plans
66	General Information
68	Cost Basis
68	Privacy Policy

Section 6 | Financial Highlights

This section provides each Fund’s financial performance for the past five years.

Section 7 | For More Information

This section tells you how to obtain additional information relating to the Funds.

Section 1 | FUND SUMMARIES

Yorktown Growth Fund

Investment Objective – Growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How to Reduce Your Sales Charge” Section on page 53 of the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(Fees paid directly from your investment)

Institutional
	Class A	Class L	Class
	AFGGX	APITX	APGRX

Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

			Institutional
	Class A	Class L	Class
	AFGGX	APITX	APGRX
Management Fee	0.90%(2)	0.90%(2)	0.90%(2)
Distribution/Service (12b-1 Fees)	0.00%	1.00%	0.00%
Other Expenses(3)	0.49%	0.49%	0.49%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	1.39%	2.39%	1.39%
Fee Waivers and/or Expense Reimbursements(4)	(0.38)%	(0.38)%	(0.38)%
Total Annual Fund Operating Expenses(4)	1.01%	2.01%	1.01%

(1)	Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 0.25% if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by Ultimus Fund Distributors, LLC (the “Distributor”).

(2)	The management fee has been restated to reflect the reduction from 1.00% to 0.90% effective February 5, 2024.

(3)	“Other Expenses” include 0.02% of interest expense.

(4)	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2024, so that the Fund’s ratio of total annual operating expenses is limited to 0.99% for Class A Shares, 1.99% for Class L Shares, and 0.99% for Institutional Class Shares until at least May 31, 2025. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding acquired fund fees and expenses, brokerage fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board of Trustees of the Trust (the “Board”) by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same (taking into account the expense limitation agreement for the one-year period). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (AFGGX) Shares:	$672	$954	$1,258	$2,117

	1 Year	3 Years	5 Years	10 Years
Class L (APITX) Shares:	$204	$709	$1,241	$2,697

	1 Year	3 Years	5 Years	10 Years
Institutional Class (APGRX) Shares:	$103	$403	$724	$1,636

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Growth Fund invests in securities that, in the opinion of Yorktown Management & Research Company, Inc. (the “Adviser”), offer the opportunity for growth of capital.

The Growth Fund can include stocks of any size, within any sector, and at times the Adviser may emphasize one or more particular sectors. The Growth Fund may also invest in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements, and securities issued by investment companies (“Underlying Funds”). Underlying Funds are open-end mutual funds, closed-end funds, Business Development Companies (“BDC’s”), unit investment trusts, that seek capital growth or appreciation by investing primarily in common stock or convertible securities and that are not affiliated with the Fund or its Adviser. The Growth Fund may also invest in long-, intermediate- or short-term bonds and other fixed-income securities (or in Underlying Funds that invest primarily in such securities) whenever the Adviser believes that such securities offer a potential for capital appreciation, such as during periods of declining interest rates. In addition, the Growth Fund may invest in Exchange Traded Funds (“ETFs”), including ETFs that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Growth Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short-term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings.

Underlying Fund Risk. None of the Underlying Funds are or will be affiliated with the Fund or the Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Fund’s Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose. The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by underlying funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. The Fund bears Underlying Fund fees and expenses indirectly.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Business Development Companies Risk. Business Development Companies (“BDC’s”) are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDC’s invest in private companies and thinly traded securities of public companies, including debt instruments. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. Risks faced by BDC’s include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. A Fund’s investments in BDC’s are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

Exchange Traded Fund Risk. ETFs are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in ETFs involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of ETFs may trade at a market discount.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Growth Style Risk. The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Growth Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

The Fund’s Past Performance

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class L Share performance from year to year and by showing how the Fund’s Class L Share average annual returns for 1-, 5-, and 10- year periods compare with those of a broad measure of market performance. The past performance of the Fund’s Class L Shares (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns – Class L Shares (APITX)

(for calendar years ending on December 31)

40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-0.76
-3.03
5.45
26.24
-14.46
30.42
28.57
15.80
-26.74
19.37
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

During the period covered by the bar chart, the highest return on Class L Shares for a quarter was 20.18% (quarter ended June 30, 2020) and the lowest return for a quarter was (18.33)% (quarter ended June 30, 2022). Year to date total return for Class L Shares as of March 31, 2024 was 8.97%.

Average Annual Total Returns

(for periods ending on December 31, 2023)

	One Year	Five Years	Ten Years
Return Before Taxes - Class L Shares (APITX)	19.37%	11.17%	6.41%
Return After-Taxes on Distributions(1)	19.37%	9.08%	4.62%
Return After-Taxes on Distributions and Sale of Fund Shares(1)	11.47%	8.77%	4.87%
MSCI ACWI SMID Cap Total Return Index(2) (reflects no deduction for fees, expenses or taxes)	16.59%	10.21%	7.05%
MSCI World Index(3) (reflects no deduction for fees, expenses or taxes)	24.42%	13.37%	9.18%

	One Year	Five Years	Ten Years
Return Before Taxes - Class A Shares (AFGGX)	13.61%	10.97%	6.85%

	One Year	Five Years	Since Inception 5/31/2013
Return Before Taxes - Institutional Class Shares (APGRX)	20.52%	12.29%	8.72%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Class L Shares. After-tax returns for Class A and Institutional Class Shares will vary.

(2)	Effective March 27, 2024, the Fund’s primary benchmark Index was changed from the MSCI World Index to the MSCI ACWI SMID Cap Total Return Index because the Adviser believes it is a more appropriate and accurate index for comparison purposes. The MSCI ACWI SMID Cap Total Return Index is a free float-adjusted market capitalization index that is designed to measure mid- and small-cap equity performance across global developed and emerging markets. As of April 30, 2024, the MSCI ACWI SMID Cap Total Return Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. As of April 30, 2024, the MSCI ACWI SMID Cap Total Return Index consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

(3)	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 30, 2024, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Portfolio Managers – David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since its inception in 1985. David M. Basten, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2005. Brentz East, Securities Analyst, has acted as Portfolio Manager to the Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. Investment minimums for the Institutional Share Class purchased in a Fee Based Account, through an advisor, are $1,000 minimum initial investment or $100 minimum investment on a monthly basis. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Institutional Class Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund.

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Yorktown Short Term Bond Fund

Investment Objective – The Fund’s investment objective is to seek income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How to Reduce Your Sales Charge” Section on page 53 of the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)

Institutional
	Class A	Class L	Class
	APIMX	AFMMX	APIBX
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	2.25%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

			Institutional
	Class A	Class L	Class
	APIMX	AFMMX	APIBX
Management Fee	0.70%	0.70%	0.70%
Distribution/Service (12b-1 Fees)	0.00%	0.65%	0.00%
Other Expenses(2)	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	0.96%	1.61%	0.96%
Fee Waivers and/or Expense Reimbursements(3)	(0.16)%	(0.16)%	(0.16)%
Total Annual Fund Operating Expenses(3)	0.80%	1.45%	0.80%

(1)	Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 0.25% if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by Ultimus Fund Distributors, LLC (the “Distributor”).

(2)	“Other Expenses” include 0.01% of interest expense.

(3)	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2024, so that the Fund’s ratio of total annual operating expenses is limited to 0.79% for Class A Shares, 1.44% for Class L Shares, and 0.79% for Institutional Class Shares until at least May 31, 2025. Pursuant to each of these expense limitation agreements, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board of Trustees of the Trust (the “Board”) by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same (taking into account the expense limitation agreement for the one-year period). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (APIMX) Shares:	$305	$508	$729	$1,362

	1 Year	3 Years	5 Years	10 Years
Class L (AFMMX) Shares:	$148	$492	$861	$1,898

	1 Year	3 Years	5 Years	10 Years
Institutional Class (APIBX) Shares:	$82	$290	$515	$1,163

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Short Term Bond Fund invests at least 80% of its assets in fixed income securities that, in the Adviser’s opinion, offer the opportunity for income consistent with preservation of capital. The Fund’s portfolio will have an average aggregate maturity of not more than three years.

The Adviser exercises a flexible strategy in the selection of various types of debt (or fixed income) investments and is not limited by investment style, sector or asset class. The fund seeks to provide diversification by allocating the Fund’s investments among various areas of the fixed income markets.

The Fund primarily invests in the investment grade debt securities of various types. Such investments primarily include (but not limited to):

■	Corporate debt of U.S. and foreign (including emerging market) issuers that are denominated in U.S. Dollars

■	Mortgage-backed and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities (privately issued mortgage-related securities are limited to not more than 5% of the Fund’s total assets)

■	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises

■	Bonds of foreign government issuers (including its agencies) payable in U.S. dollars

■	Inflation linked investments

■	Taxable municipal bonds and/or tax-exempt municipal bonds.

Although the Short Term Bond Fund invests primarily in investment-grade debt securities (as designated by S&P, Moody’s or Fitch) it may invest a portion of its net assets in securities rated below investment grade. Normally we would expect the majority of these investments to be rated in the top tier of below investment grade (i.e. BB designations by S&P). Additionally, the Fund may invest a portion of its net assets in any one or a combination of the following types of fixed income securities including (but not limited to):

■	Preferred stock, baby bonds

■	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds

■	Senior loans, including bridge loans, assignments, and participations

■	Non-rated securities for S&P, Moody’s or Fitch

■	Convertible securities, including convertible bonds and preferred stocks

The Fund attempts to manage interest rate risk through its management of dollar-weighted average modified duration of the securities it holds in its portfolio. Under normal conditions, the Fund’s portfolio will have an average aggregate maturity of not more than three years. The Fund also attempts to manage risk through credit analysis with a focus on company assets, free cash flow, capital stock, earnings, economic prospects and debt structure. While not limited by these factors the goal of all investments is to provide a reasonable amount of income with the barbell of capital preservation and how they interact within the portfolio. To this end, the Fund does not attempt to purchase securities with a plan to quickly turnover those assets.

The Adviser may sell a security given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in up to 100% cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short-term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

The Fund’s Past Performance

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns – Class A Shares (APIMX)

(for calendar years ending on December 31)

8%
6%
4%
2%
0%
-2%
-4%
-6%
0.70
-2.05
5.35
4.72
0.37
5.36
3.11
0.24
-4.92
6.09
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

During the period covered by the bar chart, Class A Shares’ highest return for a quarter was 4.29% (quarter ended June 30, 2020) and the lowest return for a quarter was (4.04)% (quarter ended March 31, 2020). Class A Shares’ year to date total return as of March 31, 2024 was 0.94%.

Average Annual Total Returns

(for periods ending on December 31, 2023)

	One Year	Five Years	Ten Years
Return Before Taxes - Class A Shares (APIMX)	3.83%	1.43%	1.23%
Return After-Taxes on Distributions(1)	2.69%	0.53%	0.06%
Return After-Taxes on Distributions and Sale of Fund Shares(1)	2.25%	0.71%	0.41%
ICE BofA 1-3 Year U.S. Corporate & Government Index(2) (reflects no deductions for fees, expenses or taxes)	4.66%	1.53%	1.29%

	One Year	Five Years	Ten Years
Return Before Taxes - Class L Shares (AFMMX)	5.13%	1.06%	0.93%

	One Year	Five Years	Since Inception 5/31/2013
Return Before Taxes - Institutional Class Shares (APIBX)	6.21%	1.83%	1.74%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Class A Shares. After-tax returns for Class L and Institutional Class Shares will vary.

(2)	The ICE BofA 1-3 Year U.S. Corporate & Government Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities.

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Portfolio Managers – David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since its inception in 1997. David M. Basten, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2005. Barry D. Weiss, Portfolio Manager, and John P. Tener, Portfolio Manager, have acted as Portfolio Managers to the Fund since 2019.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. Investment minimums for the Institutional Share Class purchased in a Fee Based Account, through an advisor, are $1,000 minimum initial investment or $100 minimum investment on a monthly basis. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Institutional Class Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund.

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Yorktown Multi-Sector Bond Fund

Investment Objective – Current income with limited credit risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How to Reduce Your Sales Charge” Section on page 53 of the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (Fees paid directly from your investment)

Institutional
	Class A	Class L	Class
	APIUX	AFFIX	APIIX

Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

			Institutional
	Class A	Class L	Class
	APIUX	AFFIX	APIIX
Management Fee	0.40%	0.40%	0.40%
Distribution/Service (12b-1 Fees)	0.50%	1.00%	0.00%
Other Expenses(2)	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.20%	1.70%	0.70%

(1)	Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 0.25% if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by Ultimus Fund Distributors, LLC (the “Distributor”).

(2)	“Other Expenses” include 0.01% of interest expense.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (APIUX) Shares:	$690	$934	$1,197	$1,946

	1 Year	3 Years	5 Years	10 Years
Class L (AFFIX) Shares:	$173	$536	$923	$2,009

	1 Year	3 Years	5 Years	10 Years
Institutional Class (APIIX) Shares:	$72	$224	$390	$871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

The Multi-Sector Bond Fund invests in securities that, in the Adviser’s opinion, offer the opportunity for current income with limited credit risk.

The Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class, provided, however, that at least 80% of the Multi-Sector Bond Fund’s net assets are invested in debt securities. The Multi-Sector Bond Fund may invest in debt securities, including U.S. Government securities, corporate bonds and structured notes; common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by investment companies and ETFs, some of which may be affiliated with the Adviser; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. In deciding whether to invest in a debt security, the Adviser focuses on the maturity of the obligations and the credit quality of the security, including the underlying rating of insured bonds. When the Adviser believes there is a falling interest rate environment, the Multi-Sector Bond Fund generally will purchase longer maturity obligations. Similarly, when the Adviser believes there is a rising interest rate environment, the Multi-Sector Bond Fund generally will purchase shorter maturity obligations. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Multi-Sector Bond Fund, such securities may include investments rated below investment grade, commonly known as “junk bonds.” When investing in equity securities, the Adviser looks for companies with favorable income-paying history and that have prospects for income payments to continue to increase.

When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects ETFs in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, and ETFs, the Multi-Sector Bond Fund may have significant exposure to foreign securities, including high yield securities, emerging market securities, small-cap securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Multi-Sector Bond Fund’s investment objective: when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short-term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open- end investment company involves the risk that the value of shares of the investment company will go up and down in response to changes in the value of its portfolio holdings. In addition, the Fund will indirectly bear the fees and expenses of the underlying investment company.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Exchange Traded Fund Risk. ETFs and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in ETFs involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of ETFs may trade at a market discount.

Leverage Risk. Leveraging may exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. Money borrowed will be subject to interest and other costs, which may not be recovered by appreciation of the securities purchased.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Investment Grade Securities Risk. Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) (“junk bonds”) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. The Fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Real Estate Investment Trust Risk. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Privately Placed Securities Risk. Investments in privately placed securities involve a high degree of risk. The issuers of privately placed securities are not typically subject to the same regulatory requirements and oversight to which public issuers are subject, and there may be very little public information available about the issuers and their performance. In addition, because the Fund’s ability to sell these securities may be significantly restricted, they may be deemed illiquid and it may be more difficult for the Fund to sell them at an advantageous price and time. Because there is generally no ready public market for these securities, they may also be difficult to value and the Fund may need to determine a fair value for these holdings under policies approved by the Trust’s Board of Trustees (the “Board”).

Credit Liquidity and Volatility Risk. The markets for credit instruments have experienced periods of extreme illiquidity and volatility. General market uncertainty and consequent repricing risk have, in the past, led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in a variety of debt securities and significant and rapid value declines in certain instances. Under those kinds of conditions, valuation of some of the Funds’ fixed income securities could be uncertain and/or result in sudden and significant value declines in its holdings. In addition, future illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates.

Underlying Fund Risk. None of the Underlying Funds are or will be affiliated with the Fund or the Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Fund’s Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose. The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by underlying funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. The Fund bears Underlying Fund fees and expenses indirectly.

The Fund’s Past Performance

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns – Institutional Class Shares (APIIX)

(for calendar years ending on December 31)

20%
15%
10%
5%
0%
-5%
-10%
-15%
16.74
16.00
10.58
7.69
4.36
-1.79
-5.81
-6.38
-1.50
-12.30
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

During the period covered by the bar chart, Institutional Class Shares’ highest return for a quarter was 9.00% (quarter ended March 31, 2019) and the lowest return for a quarter was (17.42)% (quarter ended March 31, 2020). Institutional Class Shares’ year to date total return as of March 31, 2024 was 1.64%.

Average Annual Total Returns

(for periods ending on December 31, 2023)

	One Year	Five Years	Ten Years
Return Before Taxes - Institutional Class Shares (APIIX)	7.69%	2.41%	2.33%
Return After-Taxes on Distributions(1)	5.75%	0.65%	0.13%
Return After-Taxes on Distributions and Sale of Fund Shares(1)	4.50%	1.13%	0.85%
Bloomberg U.S. Aggregate Bond Index(2) (reflects no deduction for fee, expenses or taxes)	5.53%	1.10%	1.81%

	One Year	Five Years	Ten Years
Return Before Taxes - Class A Shares (APIUX)	0.94%	0.67%	1.21%

	One Year	Five Years	Ten Years
Return Before Taxes - Class L Shares (AFFIX)	6.73%	1.38%	1.31%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Institutional Class Shares. After-tax returns for Class A and Class L Shares will vary.

(2)	The Bloomberg U.S. Aggregate Bond Index, is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. Investors frequently use the index as a stand-in for measuring the performance of the U.S. bond market.

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Portfolio Managers – David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since its inception in 1997. David M. Basten, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2005. Barry D. Weiss, Portfolio Manager, and John P. Tener, Portfolio Manager, have acted as Portfolio Managers to the Fund since 2019.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. Investment minimums for the Institutional Share Class purchased in a Fee Based Account, through an advisor, are $1,000 minimum initial investment or $100 minimum investment on a monthly basis. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Institutional Class Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund.

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Yorktown Small Cap Fund

Investment Objective – The Fund seeks to achieve long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in one or more Yorktown Funds. More information about these and other discounts is available from your financial professional and in the “How to Reduce Your Sales Charge” Section on page 53 of the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(Fees paid directly from your investment)

Institutional
	Class A	Class L	Class
	YOVAX	YOVLX	YOVIX
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

			Institutional
	Class A	Class L	Class
	YOVAX	YOVLX	YOVIX
Management Fee	0.90%	0.90%	0.90%
Distribution/Service (12b-1 Fees)	0.25%	1.00%	0.00%
Other Expenses(2)	0.98%	0.98%	0.87%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	2.18%	2.93%	1.82%
Fee Waivers and/or Expense Reimbursements(3)	(0.49)%	(0.49)%	(0.38)%
Total Annual Fund Operating Expenses(3),(4)	1.69%	2.44%	1.44%

(1)	Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 0.25% if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by Ultimus Fund Distributors, LLC (the “Distributor”).

(2)	“Other Expenses” include 0.04% of interest expense.

(3)	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2024, so that the Fund’s ratio of total annual operating expenses is limited to 1.60% for Class A Shares, 2.35% for Class L Shares, and 1.35% for Institutional Class Shares until at least May 31, 2025. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

(4)	Total Annual Fund Operating Expenses do not correlate to the ratio of average net assets in the Financial Highlights Table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same (taking into account the expense limitation agreement for the one-year period). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (YOVAX) Shares:	$737	$1,174	$1,635	$2,908

	1 Year	3 Years	5 Years	10 Years
Class L (YOVLX) Shares:	$247	$861	$1,500	$3,217

	1 Year	3 Years	5 Years	10 Years
Institutional Class (YOVIX) Shares:	$147	$536	$950	$2,106

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 176% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in U.S. listed securities with market capitalization within the range of the targeted benchmark, the Russell 2000 Total Return Index. Under normal circumstances, the Fund invests at least 80% of its assets (plus the amount of any borrowings for investment purposes) in small cap companies. At any given time, the Fund may hold up to 15% of its assets in American Depositary Receipts (ADRs). Typically, the Fund invests in approximately 40-60 stocks that pass the Adviser’s stringent quantitative and fundamental criteria.

The Adviser believes that the Fund is best able to achieve long-term capital appreciation through investments in securities of a core group of businesses and to hold such securities for the long term. The Fund will invest in listed marketable securities, generally, but not exclusively, equity and equity related securities that are traded on U.S. exchanges.

In selecting securities for the Fund, the Adviser utilizes a quantitative fundamental approach combined with a robust risk/reward assessment to consistently identify securities with asymmetrically favorable profiles, which it believes are inefficiently priced by the market relative to their potential upside.

Generally, in determining whether to sell a security, the Adviser uses the same type of analysis that it uses in buying securities. For example, the Adviser may sell a security if it deteriorates in its multi factor fundamental model, drops out of the top tier reward/risk ratio rankings, or is believed to have excess risk. The Adviser may also sell a security to reduce the Fund’s holding in that security, take advantage of more attractive investment opportunities, or to raise cash.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Small Company Risk. Small company securities tend to be less liquid and more difficult to sell than those issued by larger companies. Small company stocks can be more volatile and may underperform the market or become out of favor with investors. Small company securities may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Growth Investment Risk. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the Portfolio Manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

Management Risk. The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results.

The Fund’s Past Performance

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1-year, 5-year and Since Inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns – Institutional Class Shares (YOVIX)

(for calendar years ending on December 31)

40%
30%
20%
10%
0%
-10%
-20%
-30%
9.00
-7.93
21.84
30.31
24.58
-25.18
14.19
2017
2018
2019
2020
2021
2022
2023

During the period covered by the bar chart, Institutional Class Shares’ highest return for a quarter was 27.62% (quarter ended June 30, 2020) and the lowest return for a quarter was (26.45)% (quarter ended March 31, 2020). Institutional Class Shares’ year to date total return as of March 31, 2024 was 8.82%.

Average Annual Total Returns

(for periods ending on December 31, 2023)

	One Year	Five Years	Since Inception 5/9/2016
Return Before Taxes - Institutional Class Shares (YOVIX)	14.19%	11.06%	9.79%
Return After-Taxes on Distributions(1)	14.13%	10.36%	8.70%
Return After-Taxes on Distributions and Sale of Fund Shares(1)	8.45%	8.80%	7.68%
FT Wilshire 5000 IndexSM (2) (reflects no deduction for fee, expenses or taxes)	26.14%	15.42%	10.89%
Russell 2000 Total Return Index(3) (reflects no deduction for fee, expenses or taxes)	16.93%	9.97%	9.57%
Russell 2000 Growth Total Return Index(4) (reflects no deduction for fee, expenses or taxes)	18.66%	9.22%	9.63%

	One Year	Five Years	Since Inception 5/9/2016
Return Before Taxes - Class A Shares (YOVAX)	7.38%	9.48%	8.69%

	One Year	Five Years	Since Inception 5/9/2016
Return Before Taxes - Class L Shares (YOVLX)	13.16%	9.97%	8.70%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Institutional Class Shares. After-tax returns for Class A and Class L Shares will vary.

(2)	Effective May 24, 2024, the Fund’s primary benchmark Index was changed from Russell 2000 Total Return Index to the FT Wilshire 5000 IndexSM to meet regulatory requirements to compare the Fund’s performance to a broad-based equity market index. The FT Wilshire 5000 IndexSM is a comprehensive, float adjusted measure of the U.S. stock market, designed to reflect the performance of all publicly traded U.S. equity securities that have readily available prices.

(3)	The Russell 2000 Total Return Index measures the performance of 2,000 smallest-cap companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. The Fund has elected to use the Russell 2000 Total Return Index rather than the Russell 2000 Growth Total Return Index because management believes it is a more appropriate broad-based index for comparison purposes.

(4)	The Russell 2000 Growth Total Return Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values.

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Portfolio Manager – David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since 2024. David M. Basten, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2024. Brentz East, Securities Analyst, has acted as Portfolio Manager to the Fund since 2024.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. Investment minimums for the Institutional Share Class purchased in a Fee Based Account, through an advisor, are $1,000 minimum initial investment or $100 minimum investment on a monthly basis. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Institutional Class Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund.

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Yorktown Treasury Advanced Total Return Fund

Investment Objective – Current income, capital appreciation, while limiting credit risk to achieve a total return net of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Yorktown Treasury Advanced Total Return Fund. More information about these and other discounts is available from your financial professional. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(Fees paid directly from your investment)

Institutional
Class
AATRX
Maximum sales charge (load) imposed on purchases (as percentage of offering price)	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None
Maximum Account fee (for accounts under $500)	$25/yr

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Institutional
Class
AATRX
Management Fee	0.40%
Distribution/Service (12b-1 Fees)	0.00%
Other Expenses(1)	0.68%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	1.08%
Fee Waivers and/or Expense Reimbursements(2)	(0.58)%
Total Annual Fund Operating Expenses(2)	0.50%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2024, so that the Fund’s ratio of total annual operating expenses is limited to 0.50% for Institutional Class Shares until at least May 31, 2025. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding acquired fund fees and expenses, brokerage fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limit listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board of Trustees of the Trust (the “Board”) by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same (taking into account the expense limitation agreement for the one-year period). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class (AATRX) Shares:	$51	$286

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, reduce the Fund’s performance. This is a new Fund without an operating history, so portfolio turnover information is not yet available. Expected annual turnover may be well over 100% of the average value of the portfolio on an annual basis. Transaction frequency varies but once every two to eight months is a reasonable estimate.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing under normal conditions in U.S. Treasury securities (bills, notes, and bonds) and other direct obligations of the U.S. Treasury that are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. government. Dividends paid by the Fund that are attributable to interest on such obligations are generally exempt from state and local income tax. The Fund may invest in certain zero coupon securities that are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interest in such U.S. Treasury securities or coupons. The Fund may purchase U.S. Treasury STRIPS (“Separate Trading of Registered Interest and Principal of Securities”) that are created when coupon payments and the principal payment are stripped from outstanding Treasury bond by a Federal Reserve bank.

The Fund will implement its principal investment strategy by investing 80%+ of its assets in interest-only and principal-only U.S. Treasury securities. The fund’s dollar-weighted average maturity will vary and be managed in a manner to take advantage of market conditions. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

Principal Investment Risks

The Fund’s main risks are listed below in alphabetical order, not in order of importance.

Debt Security Risk. The value of the debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer-term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Income Risk. There is a chance that the Fund’s income will decline because of falling interest rates. Interest risk is generally high for short-term bond funds, so investors should expect the Fund’s monthly income to fluctuate.

Interest Rate Risk. There is a risk that bond prices will decline due to rising interest rates. Interest rate risk is expected to be low because the Fund invests primarily in short-term bonds whose prices are less sensitive to interest rate changes than are the prices of longer-term bonds.

Manager Risk. There is a risk that poor security section will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

New Fund Risk. The Fund is new and has limited performance history for investors to review.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Treasury STRIPS Risk. Treasury STRIPS are fixed income securities that are sold at a significant discount to face value and offer no interest payments because they mature at par. These securities are more sensitive to changes in interest rates than coupon-bearing securities with the same maturity date. We expect the Fund will be required to distribute income dividends to shareholders, however, because Treasury STRIPS do not pay interest and are purchased at an “original issue discount,” the Fund does not receive cash interest payments on the STRIPS in which it invests. As a result, the Fund may need to liquidate assets, at potentially inopportune times, to satisfy its income dividend distribution requirements.

Zero-Coupon U.S. Treasury Bond Risk. Zero-coupon U.S. Treasury bonds often rise dramatically in price when stock prices fall. Zero-Coupon U.S. Treasury bonds can move up significantly when the Fed cuts rates aggressively and can easily fall significantly if the Fed raises interest rates. Because of their sensitivity to interest rates, Zero-Coupon U.S. Treasury bonds have incredibly high Interest Rate Risk.

Performance Information

As of the date of this Prospectus, the Fund has not yet commenced operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns, and average annual total returns (before and after taxes) compared to a benchmark selected for the Fund. Updated performance information will be available on the Fund’s website at www.yorktownfunds.com or by calling shareholder services at (888) 933-8274.

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Portfolio Managers – Mr. David D. Basten, Mr. David M. Basten, Mrs. Brentz East, Mr. John P. Tener, and Mr. Barry D. Weiss have served as the portfolio managers to the Fund since commencement of the Fund’s operations.

There are no material conflicts between management of the Fund’s investments and the investments of other accounts managed by the Portfolio Managers.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund is $100,000 and the minimum for additional investments is $100,000. Investment minimums for the Institutional Share Class purchased in a Fee Based Account, through an advisor, are $1,000 minimum initial investment or $100 minimum investment on a monthly basis. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Section 2 | ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives and Strategies of Each Fund

Yorktown Growth Fund (the “Growth Fund”)

Investment Objective: Growth of capital.

Principal Investment Strategies:

The Growth Fund invests in securities that, in the opinion of Yorktown Management & Research Company, Inc. (the “Adviser”), offer the opportunity for growth of capital.

The Growth Fund may invest in the common stock of U.S. and foreign issuers that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings, with a focus on companies that dominate their market, are establishing a new market, or are undergoing dynamic change. The Growth Fund can include stocks of any size, within any sector, and at times the Adviser may emphasize one or more particular sectors. The Growth Fund may also invest in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements, and securities issued by investment companies (“Underlying Funds”), including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies (hedge funds) and foreign investment companies, that seek capital growth or appreciation by investing primarily in common stock or convertible securities. The Growth Fund may also invest in long-, intermediate- or short-term bonds and other fixed-income securities (or in Underlying Funds that invest primarily in such securities) whenever the Adviser believes that such securities offer a potential for capital appreciation, such as during periods of declining interest rates. In addition, the Growth Fund may invest in ETFs and similar securities that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark. The Growth Fund may also invest in; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Growth Fund, such securities may include investments rated below investment grade, commonly known as “junk bonds.” When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Fund’s size and cost structure. The Adviser selects ETFs in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, and ETFs, the Growth Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities and specific sectors of the market.

The Fund’s Adviser will purchase issues for the Fund which it believes have capital growth potential due to factors such as:

■	rapid growth in demand in existing markets;

■	expansion into new markets;

■	new product introductions;

■	reduced competitive pressures;

■	cost reduction programs;

■	changes in management; and

■	other fundamental changes which may result in improved earnings growth or increased asset values.

The Adviser may sell a security when:

(1)	the fundamentals of the company decline;

(2)	the security reaches a target price or price-to-earnings ratio; or

(3)	the Adviser determines to reallocate assets to a security with superior capital growth potential.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Growth Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or a portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it will not be pursuing its principal investment strategies and will not be seeking to achieve its investment objective.

Yorktown Short Term Bond Fund (the “Short Term Bond Fund”)

Investment Objective: The Fund’s investment objective is to seek income consistent with the preservation of capital.

Principal Investment Strategies:

Under normal circumstances, the Short Term Bond Fund invests at least 80% of its assets in fixed income securities that, in the Adviser’s opinion, offer the opportunity for income consistent with preservation of capital. The Fund’s portfolio will have an average aggregate maturity of not more than three years.

The Adviser exercises a flexible strategy in the selection of various types of debt (or fixed income) investments and is not limited by investment style, sector or asset class. The fund seeks to provide diversification by allocating the Fund’s investments among various areas of the fixed income markets.

The Fund primarily invests in the investment grade debt securities of various types. Such investments primarily include (but not limited to):

■	Corporate debt of U.S. and foreign issuers (including emerging market) that are denominated in U.S. Dollars

■	Mortgage-backed and other asset-backed securities, including privately issued mortgage-related securities and commercial mortgage-backed securities (privately issued mortgage-related securities are limited to not more than 5% of the Fund’s total assets)

■	Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises

■	Bonds of foreign government issuers (including its agencies) payable in U.S. dollars

■	Inflation linked investments

■	Exchange traded funds with similar investment strategies and objectives

■	Taxable municipal bonds and/or tax-exempt municipal bonds Although the Short Term Bond Fund invests primarily in investment-grade debt securities (as designated by S&P, Moody’s or Fitch) it may invest a portion of its net assets in securities rated below investment grade. Normally we would expect the majority of these investments to be rated in the top tier of below investment grade (i.e. BB designations by S&P). Additionally, the Fund may invest a portion of its net assets in any one or a combination of the following types of fixed income securities (but not limited to):

■	Preferred stock, baby bonds

■	High-yield debt securities (commonly referred to as “lower-rated” or “junk” bonds)

■	Senior loans, including bridge loans, assignments, and participations

■	Non-rated securities for S&P, Moody’s or Fitch

■	Convertible securities, including convertible bonds and preferred stocks the fund attempts to manage interest rate risk through its management of dollar-weighted average modified duration of the securities it holds in its portfolio. Under normal conditions, the Fund’s portfolio will have an average aggregate maturity of not more than three years. The Fund also attempts to manage risk through credit analysis with a focus on company assets, free cash flow, capital stack, earnings, economic prospects and debt structure. While not limited by these factors the goal of all investments is to provide a reasonable amount of income with the barbell of capital preservation and how they interact within the portfolio. To this end, the fund does not attempt to purchase securities with an attempt to quickly turnover those assets.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Short Term Bond Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in up to 100% cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

Yorktown Multi-Sector Bond Fund (the “Multi-Sector Bond Fund”)

Investment Objective: Current income with limited credit risk.

Principal Investment Strategies:

The Multi-Sector Bond Fund invests in securities that, in the Adviser’s opinion, offer the opportunity for current income with limited credit risk.

The Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class, provided, however, that at least 80% of the Multi-Sector Bond Fund’s net assets are invested in debt securities. The Multi-Sector Bond Fund may invest in debt securities, including U.S. Government securities and corporate bonds; common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by Underlying Funds and ETFs, some of which may be affiliated with the adviser; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. In deciding whether to invest in a debt security, the Adviser focuses on the maturity of the obligations and the credit quality of the security, including the underlying rating of insured bonds. When the Adviser believes there is a falling interest rate environment, the Multi-Sector Bond Fund generally will purchase longer maturity obligations. Similarly, when the Adviser believes there is a rising interest rate environment, the Multi-Sector Bond Fund generally will purchase shorter maturity obligations. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Multi-Sector Bond Fund, such securities may, in rare instances, include investments rated below investment grade, commonly known as “junk bonds.” When investing in equity securities, the Adviser looks for companies with favorable income-paying history and that have prospects for income payments to continue to increase.

Credit Risk is always present in an income producing security. To manage such risk, the Adviser considers ratings, if any, the payment history of the security, the underlying strength of the issuer to determine the likelihood of continued payments, the overall levels of debt being serviced by the issuer, the future growth prospects for the issuer, and the possible effects of outside market forces.

When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects ETFs in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds, and ETFs, the Multi-Sector Bond Fund may have significant exposure to foreign securities, including emerging market securities, small-cap securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Multi-Sector Bond Fund’s investment objective: when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

Pending investment, for liquidity or when the Adviser believes market conditions warrant a defensive position, the Fund may temporarily hold cash or invest all or a portion of its assets in money market mutual funds or money market instruments, including repurchase agreements. During periods when the Fund takes a defensive position, it will not be pursuing its principal investment strategies and will not be seeking to achieve its investment objective.

Yorktown Small Cap Fund (the “Small Cap Fund”)

Investment Objective: The Fund seeks to achieve long term capital appreciation.

Additional Investment Strategies:

The Fund seeks to achieve its investment objective of long-term capital appreciation by investing primarily in common stock of U.S. small cap companies. Under normal market circumstances, the Fund invests at least 80% of its net assets in common stock of U.S. companies that were small cap companies at the time of purchase.

Generally, U.S. companies are companies organized in the U.S. and that trade in U.S. securities markets. Additionally, if the Fund changes its 80% investment policy, the Fund will notify shareholders at least 60 days before the change, and will change the name of the Fund.

A portion of the Fund’s assets may be held in cash or cash-equivalent investments consisting of U.S. Government securities, money market funds, short-term instruments, commercial paper and other high quality money market instruments in response to either pending investment of cash balances, for liquidity purposes in anticipation of possible redemptions or for temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions. These securities typically offer less potential for gains than other types of securities, thus while the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

Yorktown Treasury Advanced Total Return Fund (the “Advanced Total Return Fund”)

Investment Objective: Current income, capital appreciation while limiting credit risk to achieve a total return net of inflation.

Principal Investment Strategies:

The Fund continuously monitors political, economic, and monetary factors, such as interest rate outlooks, trends and technical factors, such as the shape of the yield curve, in combination with the stated objective of a Fund to determine an appropriate maturity profile for the Fund’s investment portfolio. The Adviser then principally reacts to events as they occur for securities that satisfy the maturity profile of a Fund and provide the greatest potential return relative to the price volatility of the U.S. Treasury security market.

The Adviser may sell a debt security if:

■	Revised economic forecasts or interest rate outlook requires a repositioning of the portfolio;

■	The security subsequently fails to meet the Adviser’s investment criteria;

■	A more attractive security is found or funds are needed for another purpose; or

■	The Adviser believes that the security has reached its appreciation potential.

The fund’s investments can include temporary defensive positions in cash and cash equivalents.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in a Fund. The value of your investment in a Fund will go up and down with the prices of the securities in which a Fund invests. There is no assurance that a Fund will meet its investment objective. For more information relating to the risks of investing in the Funds, please see the Trust’s Statement of Additional Information (“SAI”).

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in a Fund is subject to one or more of the principal risks identified in the following table. The identified principal risks are discussed in more detail in the disclosure that immediately follows the table. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Fund.

	Yorktown Growth Fund	Yorktown Short Term Bond Fund	Yorktown Multi- Sector Bond Fund	Yorktown Small Cap Fund	Yorktown Treasury Advanced Total Return Fund
Business Development Companies Risk	X
Closed-End Fund Risk	X		X
Company Risk	X		X	X
Convertible Securities Risk	X		X
Credit Liquidity and Volatility Risk			X
Debt Security Risk	X	X	X		X
Emerging Market Risk	X		X
Equity Security Risk	X		X	X
Exchange Traded Fund Risk	X		X
Foreign Securities Risk	X	X	X
Growth Investment Risk				X
Growth Style Risk	X

	Yorktown Growth Fund	Yorktown Short Term Bond Fund	Yorktown Multi- Sector Bond Fund	Yorktown Small Cap Fund	Yorktown Treasury Advanced Total Return Fund
Income Risk					X
Interest Rate Risk					X
Investment Company Risk	X		X
Investment Grade Securities Risk			X
Junk Bonds or High Yield, High Risk Securities Risk	X	X	X
Leverage Risk			X
Management Risk				X
Manager Risk					X
New Fund Risk					X
Portfolio Turnover Risk					X
Privately Placed Securities Risk			X
Real Estate Investment Trust Risk			X
Small-Cap Company Risk	X		X
Small Company Risk				X
Treasury STRIPS Risk					X
Underlying Fund Risk	X		X
Zero-Coupon U.S. Treasury Bond Risk					X

Business Development Companies Risk. Business Development Companies (“BDC’s”) are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDC’s invest in private companies and thinly traded securities of public companies, including debt instruments. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. Risks faced by BDC’s include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. A Fund’s investments in BDC’s are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease or that when a Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Company Risk. A Fund may invest in securities that involve certain special circumstances (including bankruptcy) that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. There is always a risk that the Adviser will not properly assess the potential for an issuer’s future growth, or that an issuer will not realize that potential. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Credit Liquidity and Volatility Risk. The markets for credit instruments have experienced periods of extreme illiquidity and volatility. General market uncertainty and consequent repricing risk have, in the past, led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in a variety of debt securities and significant and rapid value declines in certain instances. Under those kinds of conditions, valuation of some of the Funds’ fixed income securities could be uncertain and/or result in sudden and significant value declines in its holdings. In addition, future illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates.

Debt Security Risk. The values of debt securities held by a Fund are affected by rising and declining interest rates. In general, debt securities with longer-term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

The Fund may be subject to heightened levels of interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates. If interest rates rise, a Fund’s yield may not increase proportionately, and the maturities of fixed income securities that have the ability to be prepaid or called by the issuer may be extended. Changing interest rates may have unpredictable effects on the markets and a Fund’s investments. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. A Fund may be exposed to heightened interest rate risk as interest rates rise from historically low levels. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by a Fund.

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid, more difficult to value and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, a Fund investing in emerging market countries may be required to establish special custody or other arrangements before investing.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole. A Fund may experience a substantial or complete loss on an individual stock. At different times, a Fund’s performance may be especially subject to the performance of the specific industries and sectors that are selected by the Adviser. Some of a Fund’s portfolio securities may not be widely traded and a Fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult or impossible for a Fund to dispose of such securities at a desired time or price and the Fund may lose money as a result of any such sales.

Exchange Traded Fund Risk. ETFs and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in ETFs involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of ETFs may trade at a market discount.

Foreign Securities Risk. A Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of a Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

Growth Investment Risk. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the Portfolio Manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

Growth Style Risk. The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Growth Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Income Risk. There is a chance that the Fund’s income will decline because of falling interest rates. Interest risk is generally high for short-term bond funds, so investors should expect the Fund’s monthly income to fluctuate.

Interest Rate Risk. There is a risk that bond prices will decline due to rising interest rates. Interest rate risk is expected to be low because the Fund invests primarily in short-term bonds whose prices are less sensitive to interest rate changes than are the prices of longer-term bonds.

Investment Company Risk. Other than Short Term Bond Fund, each Fund invests in a number of Underlying Funds. For the Multi-Sector Bond Fund, Underlying Funds may include investment companies affiliated with the Adviser. Any investment in an open-end or closed-end investment company involves investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings. The value of equity securities held by an Underlying Fund rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Debt securities held by an Underlying Fund are vulnerable to credit risk and interest rate fluctuations. When interest rates rise, the price of debt securities falls. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms.

For Funds other than the Multi-Sector Bond, none of the Underlying Funds (except Yorktown Funds) are or will be affiliated with the Funds or their Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Funds and the Funds’ Adviser.

The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

Some of the Underlying Funds also could incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs) or invest in companies whose securities are more volatile. In addition, they may engage in investment practices that entail greater risks. In particular, the Underlying Funds may: invest in securities of foreign issuers, including securities of emerging markets, which may be more volatile and less liquid than other securities; invest in illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money for investment purposes; invest 25% or more of their total assets in one industry; and enter into options, futures and forward currency contracts.

Investing in the Funds also involves certain additional expenses and certain tax consequences that would not be present in a direct investment in the Underlying Funds. You should recognize that you may invest directly in the Underlying Funds and that, by investing in the Underlying Funds indirectly through a Fund, you will bear not only your proportionate share of the expenses of a Fund (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the Underlying Funds. When an Index Security or Enhanced Index Product is an investment company security, these risks also apply.

Investment Grade Securities Risk. Debt securities are rated by national bond ratings agencies. Securities rated

BBB by S&P or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) (“junk bonds”) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s net asset value. A Fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Leverage Risk. Leveraging may exaggerate the effect on the net asset value of any increase or decrease in the market value of a Fund’s portfolio securities. Money borrowed will be subject to interest and other costs, which may not be recovered by appreciation of the securities purchased.

Management Risk. The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results.

Manager Risk. There is a risk that poor security section will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

New Fund Risk. The Fund is new and has limited performance history for investors to review.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Privately Placed Securities Risk. Investments in privately placed securities involve a high degree of risk. The issuers of privately placed securities are not typically subject to the same regulatory requirements and oversight to which public issuers are subject, and there may be very little public information available about the issuers and their performance. In addition, because a Fund’s ability to sell these securities may be significantly restricted, they may be deemed illiquid and it may be more difficult for a Fund to sell them at an advantageous price and time. Because there is generally no ready public market for these securities, they may also be difficult to value and a Fund may need to determine a fair value for these holdings under policies approved by the Trust’s Board.

Real Estate Investment Trust Risk. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose a Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Small-Cap Company Risk. A Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies.

Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Small Company Risk. Small company securities tend to be less liquid and more difficult to sell than those issued by larger companies. Small company stocks can be more volatile and may underperform the market or become out of favor with investors. Small company securities may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.

Treasury STRIPS Risk. Treasury STRIPS are fixed income securities that are sold at a significant discount to face value and offer no interest payments because they mature at par. These securities are more sensitive to changes in interest rates than coupon-bearing securities with the same maturity date. We expect the Fund will be required to distribute income dividends to shareholders, however, because Treasury STRIPS do not pay interest and are purchased at an “original issue discount,” the Fund does not receive cash interest payments on the STRIPS in which it invests. As a result, the Fund may need to liquidate assets, at potentially inopportune times, to satisfy its income dividend distribution requirements.

Underlying Fund Risk. Investment decisions by the investment advisers of the Underlying Funds are made independently of a Fund and the Fund’s Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose. The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by underlying funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. Each Fund bears Underlying Fund fees and expenses indirectly. Each Fund may invest in shares of the same Underlying Funds as other funds in the Yorktown funds complex. However, the Funds collectively and their affiliates together are generally restricted as to the percentage of an Underlying Fund’s total outstanding voting shares they may own, unless the Underlying Fund complies with exemptive rules from the U.S. Securities and Exchange Commission (the “SEC”) permitting, under certain conditions, investment companies such as the Funds and their affiliates to acquire an Underlying Fund’s voting shares in excess of such restrictions. Accordingly, to the extent that a Fund invests in Underlying Funds in excess of those limitations, the investment risk to the Fund of such investments will increase.

Zero-Coupon U.S. Treasury Bond Risk. Zero-coupon U.S. Treasury bonds often rise dramatically in price when stock prices fall. Zero-Coupon U.S. Treasury bonds can move up significantly when the Fed cuts rates aggressively and can easily fall significantly if the Fed raises interest rates. Because of their sensitivity to interest rates, Zero-Coupon U.S. Treasury bonds have incredibly high Interest Rate Risk.

Non-Principal Strategies and Risks

Portfolio Turnover

The Funds, directly or indirectly, may engage in active and frequent trading of portfolio securities. If a Fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

Portfolio Holdings Disclosure

A description of the policies and procedures employed by the Funds with respect to the disclosure of Fund portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

Section 3 | WHO MANAGES YOUR MONEY

This section gives you a detailed discussion of our Investment Adviser and Portfolio Managers.

The Investment Adviser

Yorktown Management & Research Company, Inc., located at 106 Annjo Court, Suite A, Forest, Virginia 24551, serves as each Fund’s investment adviser. Services provided by the Adviser include the provision of a continuous investment program for each Fund and supervision of all matters relating to the operation of each Fund. Among other things, the Adviser is responsible for making investment decisions and placing orders to buy, sell or hold particular securities, furnishing corporate officers and clerical staff and providing office space, office equipment and office services.

The Adviser has served as the investment adviser to each Fund since its inception. The Adviser was organized in 1984 and is controlled by David D. Basten. The Portfolio Managers of each Fund are responsible for the day-to-day management of each Fund’s portfolio.

For its services, the Adviser receives a monthly fee from each Fund, calculated at an annual rate of the average daily net assets for each Fund. For the most recent fiscal year, the Funds paid the following fees to the Adviser as a percentage of average daily net assets:

Fund	Fee
Growth Fund	0.52%
Short Term Bond Fund	0.59%
Multi-Sector Bond Fund	0.40%
Small Cap Fund	0.29%
Treasury Advanced Total Return Fund	N/A

The Portfolio Managers

All Funds

Mr. David D. Basten is the Adviser’s Chief Investment Officer and a Portfolio Manager for the Funds, having served in that capacity since commencement of each Fund’s operations, except that he has served in that capacity with respect to the Small Cap Fund since 2024. Mr. David D. Basten is President and Director of the Adviser, Managing Partner of Waimed Enterprises, LLC and partner of Downtown Enterprises.

Mr. David M. Basten has served as Portfolio Manager since 2005, except that he has served in that capacity with respect to the Small Cap Fund since 2024, and prior to that held various positions at the Adviser, including as a securities analyst.

Growth Fund and Small Cap Fund

In addition to Mr. David D. Basten and Mr. David M. Basten, Mrs. Brentz East serves as Portfolio Manager on the Growth Fund and the Small Cap Fund.

Short Term Bond Fund and Multi-Sector Bond Fund

In addition to Mr. David D. Basten and Mr. David M. Basten, Mr. Barry D. Weiss and Mr. John P. Tener serve as Portfolio Managers on the Short Term Bond Fund and the Multi-Sector Bond Fund.

Treasury Advanced Total Return Fund

In addition to Mr. David D. Basten and Mr. David M. Basten, Mrs. Brentz East, Mr. John P. Tener, and Mr. Barry D. Weiss have served as Portfolio Manager on the Treasury Advanced Total Return Fund since commencement of the Treasury Advanced Total Return Fund’s operations.

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory contract with the Adviser is available in the Funds’ Semi-Annual Report dated July 31, 2023.

Section 4 | HOW YOU CAN BUY AND SELL SHARES

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer

Share Class Alternatives. Each Fund offers investors three different classes of shares, Class A Shares, Class L Shares, or Institutional Class Shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest and are eligible. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Sales Charges — Class A Shares

Class A Shares of the Funds are sold at the offering price, which is the net asset value plus an initial maximum sales charge. Sales charges for all funds except the Short Term Bond Fund are set forth below:

Sales Charge as a % of

			Dealer
			Commission
	Offering	Net Amount	as a % of
Investment	Price	Invested	offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.53%	1.20%
$1 million and above	0.00%	0.00%	0.00%

Class A sales charges applicable to the Multi-Sector Bond Fund are:

Sales Charge as a % of

			Dealer
			Commission
	Offering	Net Amount	as a % of
Investment	Price	Invested	offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 and above	0.00%	0.00%	0.00%

Class A Sales charges applicable to the Short Term Bond Fund are:

Sales Charge as a % of

			Dealer
			Commission
	Offering	Net Amount	as a % of
Investment	Price	Invested	offering price
Less than $100,000	2.25%	2.30%	2.00%
$100,000 but less than $250,000	1.75%	1.78%	1.50%
$250,000 and above	0.00%	0.00%	0.00%

Finders Fee

For the Growth Fund and Small Cap Fund, the Distributor, from its own resources and not as a sales load deducted from the value of the shares purchased, may pay authorized dealers a commission advance on purchases of Class A shares over $1 million calculated as follows:

Greater than $1 million	0.25%

For the Multi-Sector Bond Fund, the Distributor, from its own resources and not as a sales load deducted from the value of the shares purchased, may pay authorized dealers a commission advance on purchases of Class A shares over $250,000 calculated as follows:

Greater than $250,000	0.25%

For the Short Term Bond Fund, the Distributor, from its own resources and not as a sales load deducted from the value of the shares purchased, may pay authorized dealers a commission advance on purchases of Class A shares over $250,000 calculated as follows:

Greater than $250,000	0.25%

Contingent Deferred Sales Charge (“CDSC”)

For large purchases of Class A shares received prior to February 18, 2020, where a commission advance has been paid to the selling dealer, a CDSC of 0.50% will be charged to the shares if they are redeemed during the first 18 months after purchase. The CDSC generally applicable to redemptions of large-scale purchases of Class A shares made within 18 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.

For large purchases of Class A shares received February 18, 2020, and after, where a commission advance has been paid to the selling dealer, a CDSC of 0.25% will be charged to the shares if they are redeemed during the first 12 months after purchase. The CDSC generally applicable to redemptions of large-scale purchases of Class A shares made within 12 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.

The Funds reserve the right to waive the sales charge on certain Class A Shares in order to qualify the Funds for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Board has approved this waiver.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends, or purchased by persons repurchasing shares they redeemed within the last 180 days (see “Repurchase of Class A Shares” below).

Sales Charges — Class L Shares

Class L Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. Class L Shares are subject to a 12b-1 Distribution and Service Fee as described later in this Prospectus.

Sales Charges — Institutional Class Shares

Institutional Class Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. Institutional Class Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund.

How to Reduce Your Sales Charge

Class A Shares Quantity Discounts

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

As used herein, “Participating Funds” refers to investment companies advised by the Adviser as determined from time to time by the Board.

Investors must notify the Funds or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Funds, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Funds or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Funds or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Funds and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Funds, their authorized dealer or the Distributor.

Volume Discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Funds, or in any combination of shares of the Funds and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative Purchase Discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude a Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Shareholder Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Front-End Sales Charges and CDSC Waiver

Class A Shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

■	Clients of a financial intermediary that have entered into an agreement with the Distributor and have been approved by the Distributor to offer fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

■	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

■	All of employees of financial intermediaries under arrangements with the Distributor (this also applies to spouses and minor children under the age of 21 of those mentioned);

■	Fund Trustees, former Trustees, employees of affiliates of the Yorktown Funds and other individuals who are affiliated with any Yorktown Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

■	Participants in certain employer-sponsored retirement plans. The availability of this pricing may depend upon the policies and procedures of your specific financial intermediary; consult your financial adviser;

■	Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;

■	Clients of an adviser or subadviser to any Yorktown Fund with investments of $25,000 or more in the Yorktown Funds; and

■	Investments of $5 million or more in Yorktown Funds by corporations purchasing shares for their own account, credit unions, or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity.

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the appropriate Fund of your eligibility at the time of purchase. Due to operational limitations at your financial intermediary, a sales charge or a CDSC may be assessed; please consult your financial representative.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire Class A Shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. To exercise this privilege, the Trust must receive your purchase order within 180 days of your redemption. In addition, you must notify Shareholder Services when you send in your purchase order that you are repurchasing shares. The Fund reserves the right to modify or terminate this arrangement at any time.

Additional information regarding the waiver of sales charges may be obtained by calling the Trust at (800) 544-6060, or Shareholder Services at (888) 933-8274. All account information is subject to acceptance and verification by the Funds’ Distributor.

Clear and prominent information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through the Trust’s web site at www.yorktownfunds.com, which provides links to the prospectus and SAI containing the relevant information. You may also call the Trust at (800) 544-6060 or Shareholder Services at (888) 933-8274 for this information. All account information is subject to acceptance and verification by the Fund’s Distributor.

The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of a Fund when, in the judgment of the Trust’s management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Trust until it has been confirmed in writing by the Trust and payment has been received.

How to Buy Shares

You may obtain application forms for the purchase of Class A, Class L, or Institutional Class Shares of the Funds by contacting the shareholder services department (“Shareholder Services”) of Ultimus Fund Solutions, LLC (the “Transfer Agent”), the Funds’ transfer agent, at the address or telephone number shown below.

Regular Mail:

Yorktown Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

Overnight Mail:

Yorktown Funds

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Phone:

(888) 933-8274

Shares are sold at their offering price, which is based upon the net asset value per share next computed after receipt and acceptance of the order by Shareholder Services, plus any applicable sales charge.

The minimum initial investment in each Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100.

Investment minimums for the Institutional Share Class purchased in a Fee Based Account, through an advisor, are $1,000 minimum initial investment or $100 minimum investment on a monthly basis. With the exception of the Treasury Advanced Total Return Fund, the minimum initial investment in each Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000, unless otherwise waived as described below. The minimum initial investment in the Treasury Advanced Total Return Fund’s Institutional Class Shares is $100,000 and the minimum for additional investments is $100,000.

An exception to these minimums is granted for investments made pursuant to special plans or if approved by the Distributor. The Adviser may also approve waivers of the minimum purchase amount if, in its opinion, to do so would be in the best interests of a Fund’s shareholders. If you purchase Shares of a Fund from certain broker-dealers, banks or other authorized third parties, Shareholder Services will be deemed to have received your purchase order when that third party has received your order. The Trust and the Distributor reserve the right to reject any purchase order and to discontinue offering Shares of a Fund for purchase.

Additional Investments. You may purchase additional Shares of a Fund at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

■	your name;

■	the name on your account(s);

■	your account number(s);

■	the name of the Fund; and

■	a check made payable to the applicable Fund

Checks should be sent to the applicable Fund at the address listed under the heading “How to Invest” (above) in this prospectus. To send a bank wire, call Shareholder Services at (888) 933-8274 to obtain instructions.

Automatic Investment Plan. You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more ($50 or more for individual retirement plan (“IRA”) accounts) from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Customer Identification and Verification. In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. This information will be verified to ensure the identity of all persons opening a mutual fund account. The Trust is required by law to reject your new account application if the required identifying information is not provided. Please contact Shareholder Services at (888) 933-8274 if you need additional assistance when completing your account application.

In certain instances, the Trust is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Trust, your application will be rejected. Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the next-determined NAV. However, the Trust reserves the right to close your account at the next-determined NAV if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Trust. If the Trust is unable to verify your identity, the Trust reserves the right to liquidate your account at the next-determined NAV and remit proceeds to you via check. The Trust reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program. Customer identification and verification is part of the Trust’s overall obligation to deter money laundering under federal law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Trust from being used for money laundering or the financing of terrorist activities. In this regard, if the Trust is unable to verify your identity, as required by anti-money laundering laws, we may refuse to open your account or may delay opening your account pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account without further notice and return to you the value of your shares at the next calculated net asset value. The Trust has appointed an officer of Ultimus Fund Distributors, LLC, the Trust’s principal underwriter, to serve as AML Officer and to oversee the implementation of the Trust’s Anti-Money Laundering Compliance Program.

Investing by Wire. Once you have completed an application and the Transfer Agent has verified certain information on your account application form, you may purchase Class A Shares of a Fund by requesting your bank to wire funds directly to the Transfer Agent. To invest by wire please call Shareholder Services at (888) 933-8274 for instructions. Your bank may charge you a fee for this service. Be sure to include your name and account number in the wire instructions that you provide your bank. Once your account is opened, you may make additional investments using the wire procedure described above.

Investing by Mail. For initial purchases, the account application should be completed, signed and mailed to the Transfer Agent, together with your check payable to the applicable Fund. Please be sure to specify the class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and tax identification number(s).

Right of Refusal. The Trust may reject or cancel any purchase orders, including exchanges, for any reason.

Other Purchase Information. You may not use ACH transactions for your initial purchase of Fund’s shares. Each Fund may limit the amount of purchase and refuse to sell shares to any person. If your check or electronic payment does not clear, you will be responsible for any loss incurred by a Fund and charged a $25 fee to defray bank charges. You may be prohibited or restricted from making future purchases in such Fund. Checks must be made payable to the Fund in which you wish to invest. Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s Transfer Agent.

How to Sell Shares

You may sell your Class A, Class L, or Institutional Class Shares in three different ways:

■	by mailing a written redemption request for a check or wire representing the redemption proceeds to Shareholder Services;

■	by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $100,000 and the check is being sent to the record address for the account, which has not changed in the prior three months); or

■	by making a telephone request for redemption proceeds to be wired to a predesignated bank.

Redemptions by Mail. A written request for redemption must include the name of the Fund, the class of shares, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wiring instructions. If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Upon timely receipt by Shareholder Services of a redemption request in “good order,” as described below, the shares will be redeemed at the net asset value per share computed at the close of regular trading on the NYSE on that day. Redemption requests received after the close of regular trading will be executed at the net asset value per share next computed. The signature(s) on all redemptions of $100,000 or more, redemptions requesting that the proceeds check be made payable to someone other than the registered owner(s) or sent to an address other than the record address (or sent to the record address if that address has been changed in the previous three months), or redemptions that are transmitted by a bank other than the bank of record must be guaranteed by a member of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc.’s Medallion Signature Program (MSP).

Signature guarantees from a notary public are not acceptable. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request.

Telephone Redemptions. To redeem shares by telephone, call Shareholder Services directly at (888) 933-8274. Telephone redemptions are not available for retirement plans other than IRAs. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax. When a redemption request is made by telephone, a shareholder may choose to receive redemption proceeds either by having a check payable to the shareholder mailed to the address of record on the account, provided the address has not changed during the past three months and the redemption amount does not exceed $100,000, or by having a wire sent to a previously designated bank account.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor their transfer agent will be held liable if you are unable to place your trade due to high call volume.

Telephone redemptions by check are available to all shareholders of the Funds automatically unless this option is declined in the application or in writing. Shareholders may select the telephone redemption wire service when filling out the initial application or may select it later by completing the appropriate form that is available from Shareholder Services.

A telephone redemption request must be received by Shareholder Services prior to the close of regular trading on the NYSE. If a telephone request is made after the close of regular trading on the NYSE or on a day when the NYSE is not open for business, the Funds cannot accept the request and a new request will be necessary. Shareholders may avoid the possibility of having to re-submit a redemption request by using any other regular means of request described in this prospectus.

Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any such loss. The Funds or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape-recording telephone instructions.

Wire Redemptions. Wire redemptions by telephone may be made only if the bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. If a shareholder decides to change the bank account to which proceeds are to be wired, the change must be effected by filling out and submitting in advance the appropriate form that is available from Shareholder Services. The account will be charged $15 for any redemptions with proceeds being sent by wire.

Internet Transaction Privileges. To establish internet transaction privileges, you must enroll through the Funds’ website at www.yorktownfunds.com. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Please call (888) 933-8274 for assistance in establishing online access.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, distributor nor Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Other Information. Proceeds resulting from a redemption request normally will be mailed to you or wired to your bank the next business day after receipt of a request in “good order,” as defined under “Exchange Privileges,” below. The Funds, however, may delay sending redemption proceeds for up to seven days. If Fund shares were purchased by check and are redeemed within 15 days of such purchase, you may experience additional delays in receiving redemption proceeds. A Fund generally will postpone sending redemption proceeds from an investment made by check until the Trust can verify that the check has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by certified check. If checks representing redemption proceeds are returned “undeliverable” or remain uncashed for six months, such checks shall be canceled and such proceeds shall be reinvested in the Funds at the NAV per share determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Shareholder Services.

A Fund may not suspend the right of redemption, or postpone payment for more than seven days, except when the NYSE is closed other than weekends or holidays, when trading on the NYSE is restricted (as determined by the SEC), during an emergency (as determined by the SEC) that makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

Section 5 | GENERAL INFORMATION

This section summarizes the Funds’ distribution policies and other general Fund information.

Dividends, Distributions and Taxes

Dividends and Other Distributions. Each Fund declares and pays dividends from its net investment income (including dividends from Underlying Funds) and distributes any net capital gains realized from the sale of its portfolio securities (including shares of Underlying Funds) at least annually. Unless Shareholder Services receives written instructions to the contrary from a shareholder before the record date for a distribution, the shareholder will receive that distribution in additional Fund shares of the distributing class at their NAV on the reinvestment date.

Taxation of Shareholders. Dividends and other distributions by a Fund to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), are taxable to them regardless of whether the distributions are received in cash or reinvested in additional Fund shares. Dividends from a Fund’s net income (generally consisting of net investment income, plus the excess of net short-term capital gain over net long-term capital loss) generally are taxable as ordinary income (except as mentioned below), whereas distributions of a Fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of how long the shareholder held its shares. In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

A Fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions, including dividends from any Underlying Fund attributable to dividends from such corporations with respect to which the Underlying Fund satisfies those restrictions) (“QDI”) generally are subject to federal income tax at the rates applicable to net long-term capital gain, including a 20%maximum rate, for individual shareholders who satisfy those restrictions with respect to their shares on which the Fund dividends were paid. If a Fund’s QDI is at least 95% of its gross income (as specially computed), the entire dividend will qualify for that treatment. A portion of a Fund’s dividends — not exceeding the aggregate dividends it receives from domestic corporations only — also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary real estate investment trusts (“REIT”) dividends and income derived from master limited partnership (“MLP”) investments. Non-corporate shareholders can claim the qualified business income deduction with respect to REIT dividends received by a Fund or an underlying Fund if the fund and underlying Fund meets certain holding period and reporting requirements. There is currently no mechanism for a Fund, to the extent it or an underlying fund invests in MLPs, to pass through to non-corporate shareholders the character of income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable a Fund to pass through to non-corporate shareholders the ability to claim this deduction.

Distributions to you of a Fund’s net capital gain, including gain it realizes on the redemption of any Underlying Fund’s shares it held for more than one year and distributions from any Underlying Fund of the latter’s net capital gain, also are subject to a 20% maximum federal income tax rate for individual shareholders.

The portion of the dividends a Fund pays that is attributable to interest earned on its investments that are direct U.S. Government obligations generally are not subject to state and local income taxes. Each Fund advises its shareholders of the tax status of distributions following the end of each calendar year.

A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares. An exchange of a Fund’s shares for shares of another Fund will have similar tax consequences. Capital gain recognized on a redemption or exchange of Fund shares held for more than one year will be long-term capital gain and will be subject to federal income tax, for an individual shareholder, at the maximum 20% rate mentioned above.

The foregoing only summarizes some of the important federal income tax considerations generally affecting the Funds and their shareholders; see the SAI for a further discussion. Because other federal, state, or local tax considerations may apply, investors are urged to consult their tax advisors.

Net Asset Value

The offering price of each Fund’s Shares is based upon the Fund’s net asset value (“NAV”) per share, plus any applicable sales charges. NAV per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open. The NAV per share is computed by adding the total value of a Fund’s investments and other assets (including dividends accrued but not yet collected) attributable to a Fund’s Class A, Institutional Class, Class L Shares or Class C Shares of Multi-Sector Bond Fund, subtracting any liabilities (including accrued expenses) attributable to a Fund’s Class A, Institutional Class, Class L Shares or Class C Shares of Multi-Sector Bond Fund, and then dividing by the total number of the applicable class’s shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of a Fund, the NAV of the different classes may vary. Class C Shares of Multi-Sector Bond Fund is described in a separate Prospectus.

Shares of open-end Underlying Funds are valued at their respective NAV under the 1940 Act. The Underlying Funds generally value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the valuation designee of the Underlying Fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost to value their securities or penny-rounding methods to compute their price per share. Securities that are listed on U.S. exchanges (other than exchange traded funds (“ETFs”)) are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the previous day’s closing price. ETFs are valued at the last sales price on the ETFs primary exchange on the day the securities are valued or, lacking any sales on such day, either at the value assigned by a nationally recognized third-party pricing service or at the previous day’s closing price. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. U.S. Treasury securities and corporate bonds are priced at an evaluated mean of the last bid and asked prices available prior to valuation. Other securities traded in the OTC market are valued at the last bid price available prior to valuation.

The Board of Trustees has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, subject to its oversight. Securities for which market quotations are unavailable or unreliable are valued at fair value as determined in good faith by the valuation designee pursuant to its valuation policies and procedures, which have been approved by the Board of Trustees.

Debt securities having 60 days or less remaining to maturity generally are valued at their amortized cost.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV of Fund shares is determined, such as foreign securities trading on foreign exchanges that close before the time the NAV of Fund shares is determined, may be reflected in the Trust’s calculations of net asset values for certain Funds when the Trust deems that the event or circumstance would materially affect such Fund’s net asset value. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that each Fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by those traders.

If a security or securities that a Fund owns are traded after the NYSE is closed (for example, on an after-hours market) the value of the Fund’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Fund’s assets may not occur on days when the Fund is open for business.

Fair Value Pricing

The Funds employ fair value pricing selectively to ensure greater accuracy in their daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Adviser has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ pricing service, if applicable, does not provide a valuation (or provides a valuation that in the judgment of the Adviser to a Fund does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser and approved by the Board of Trustees. There can be no assurance that a Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. The Board of Trustees has designated the Adviser as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight.

Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

Frequent Trading

The Funds are intended to be used as long-term investments. The Trust discourages frequent purchases, redemptions or exchanges of Fund shares and does not accommodate such trading. “Market-timers” who engage in frequent purchases, redemptions or exchanges over a short period of time can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders of a Fund. The Board has adopted policies and procedures to detect and prevent frequent purchases, redemptions or exchanges of Fund shares by shareholders, and seeks to apply these policies and procedures to all shareholders. Although such policies and procedures may not be successful in detecting or preventing excessive short-term trading in all circumstances, the Trust’s policies and procedures provide that each of the Funds may temporarily suspend or terminate purchase, redemption or exchange transactions by any investors, potential investors, groups of investors or shareholders who engage in short-term trading activity that may be disruptive to the Trust or any of its Funds. It may be difficult to identify whether particular orders placed through banks, broker-dealers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise disruptive to the Funds when such trading activity takes place at the level of omnibus accounts established in the Trust’s name by such financial intermediaries. Accordingly, the Trust’s policies and procedures seek to consider all trades placed in a combined order through an omnibus account by a financial intermediary as part of a group to determine whether such trades may be rejected in whole or in part.

The Funds or the Underlying Funds may invest in foreign securities, and may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in foreign markets may present time zone arbitrage opportunities when events affecting portfolio securities’ values occur after the close of the foreign markets but prior to the close of the U.S. markets. The Funds and the Underlying Funds have adopted policies and procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect their fair value as of the valuation time. To the extent that the Funds or the Underlying Funds do not accurately value foreign securities as of the Fund’s valuation time, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders. The Funds or the Underlying Funds may invest in small capitalization equity securities. Because such securities may be infrequently traded, short-term traders may seek to trade shares of the Funds in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any successful price arbitrage also may cause dilution in the value of the shares of the Funds held by other shareholders.

Acquired Fund Fees and Expenses

An SEC rule adopted in 2006, requires the Trust to report total expense ratios in its prospectus fee tables that account for both the expenses that a Fund pays directly out of its assets (sometimes called “direct expenses”), and the expense ratios of the Underlying Funds (including business development companies (“BDC’s”)) in which the Fund invests (often called “acquired fund fees” or “indirect expenses”). The disclosure of the Fund’s indirect expenses in the Fund’s fee table is contained in the acquired fund fees and expenses (AFFEs) line item.

This disclosure is designed to provide investors with a better understanding of the actual costs of investing in a Fund that invests in other funds, which have their own expenses that may be as high, or higher, than the acquiring Fund’s expenses.

Direct Fund Expenses: Expenses and fees such as management fees and custody fees typically accrue daily and are paid monthly. These expenses are borne directly by the Fund and reduce the Fund’s net assets, thus detracting from total return.

Indirect Fund Expenses: AFFEs are not accrued daily, nor are they paid directly from the Fund’s net assets. They reflect the Fund’s pro rata share of fees and expenses incurred by investing in acquired funds. AFFEs are reflected in the prices of the acquired funds, and thus are included in the total returns of the Fund.

Are AFFEs reflected in a Fund’s financial statements?

No. Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements or the Fund’s financial highlights included in the Fund’s reports to shareholders.

Distribution and Service Plans

The Adviser or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash payments to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Adviser or Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold.

Rule 12b-1 Fees

The Board has adopted a Plan of Distribution for each Fund’s Class L Shares, Class A Shares of five of the Funds and Class C Shares of Multi-Sector Bond Fund (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Funds may finance from the assets of Class L Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. Each Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by each Fund is computed on an annualized basis reflecting the average daily net assets of a class, equal to 1.00% for Class L Share expenses. The Distributor has contractually agreed to limit the 12b-1 payment to 0.65% for Class L Shares of the Short Term Bond Fund through May 31, 2025. Because these fees are paid out of Class L Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The 12b-1 Plan also covers the Class A Shares of the Multi-Sector Bond Fund and Small Cap Fund. Pursuant to the 12b-1 Plan, those Funds may finance from the assets of their Class A Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Funds finance these distribution and service activities through payments made to the Distributor. For Multi-Sector Bond Fund, the fee paid to the Distributor by the Funds is computed on an annualized basis reflecting the average daily net assets of a class, equal to a maximum of 0.50% for Class A Share expenses. For the Small Cap Fund, the fee paid to the Distributor by the Fund is computed on an annualized basis reflecting the average daily net assets of a class, equal to a maximum of 0.25% for Class A Share expenses. Because these fees are paid out of a Class A Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The Funds may voluntarily reduce the rate of 12b-1 fees charged from time to time.

In addition to paying fees under the 12b-1 Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Payments to Financial Intermediaries

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with making shares of the Funds available to their customers or registered representatives, including costs for providing a Fund with “shelf space” and/or placing a Fund on a preferred or recommended fund list. For purposes of this discussion, “Financial Intermediaries” include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a similar arrangement with the Funds and/or their affiliates. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. These arrangements may apply to any or all shares, including shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to Financial Intermediaries. For more information please see “Payments to Financial Intermediaries” in the Funds’ SAI.

The level of payments to individual Financial Intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the assets of the Funds that are attributable to investments by customers of the Financial Intermediary or the quality of the Financial Intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a Financial Intermediary to recommend or offer certain funds or share classes over other investment alternatives. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value or price of a Fund’s shares.

The Adviser and/or its affiliates currently have “revenue sharing” arrangements with several Financial Intermediaries.

Please contact your Financial Intermediary for information about any payments it may receive in connection with the sale of Fund shares, as well as information about any fees and/or commissions it charges.

General Information

Small Account Fees

Due to the relatively higher cost of maintaining small accounts, the Funds may deduct $25 per year from your account if your account has a value of less than $500 or may redeem the shares in your account if your account has a value of less than $25. If a Fund elects to redeem such shares, it will notify you of its intention to do so, and provide you with the opportunity to increase the amount invested to $500 or more within 30 days of notice. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Fund will not close your account if it falls below the required minimum solely because of a market decline. The Fund reserves the right to waive this fee or redemption requirement.

The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that a Fund send these documents to each shareholder individually by calling Shareholder Services at (888) 933-8274.

Automatic Investment Plan

You may purchase Fund shares through a Automatic Investment Plan. Under the Plan, your bank checking account will automatically be debited monthly or quarterly in an amount equal to at least $100 (subject to the minimum initial investment of $1,000). You may elect to participate in the Automatic Investment Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

Systematic Withdrawal Plan

If you have made an initial investment of at least $10,000 in any of the Funds, or have otherwise accumulated shares valued at no less than $10,000, you are eligible to sell shares through a Systematic Withdrawal Plan. If so eligible, you may arrange for fixed withdrawal payments (minimum payment — $100; maximum payment —1% per month or 3% per quarter of the total net asset value of Fund shares in the shareholder account at inception of the Systematic Withdrawal Plan) at regular monthly or quarterly intervals. Withdrawal payments will be made to you or to the beneficiaries designated by you. You are not eligible to sell shares through a Systematic Withdrawal Plan if you are making regular purchase payments pursuant to the Systematic Investment Plan. You may elect to participate in the Systematic Withdrawal Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

Exchange Privileges

You may exchange Shares of any Fund for the identical Class Shares of any other Fund. If you exchange Class A Shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to a sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange Class A Shares into a Fund with the same, lower or no sales charge there is no sales charge for the exchange. Additionally, the amount of your exchange must meet any initial or subsequent purchase minimums applicable to the Fund into which you are making the exchange.

You may also exchange your Fund shares into the Federated Prime Cash Obligations Fund, which is an unaffiliated, separately managed, money market mutual fund. There is no sales charge for the exchange. This exchange privilege is offered as a convenience to you. For an exchange into the Federated Prime Cash Obligations Fund, you must first receive that Fund’s prospectus. The exchange privilege must also be selected on your account application form.

You may place exchange orders in writing with Shareholder Services, or by telephone, if a written authorization for telephone exchanges is on file with Shareholder Services. All permitted exchanges will be effected based on the NAV per share of each Fund that is next computed after receipt by Shareholder Services of the exchange request in “good order.” An exchange request is considered in “good order” only if the dollar amount or number of shares to be purchased is indicated and the written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request.

The exchange privilege may be modified or terminated at any time upon 60 days’ written notice to shareholders. Before making any exchange, you should contact Shareholder Services or your broker to obtain more information about exchanges. For tax purposes, an exchange is treated as a redemption of one Fund’s shares and a subsequent purchase of the other Fund’s shares. Any capital gain or loss on the exchanged shares should be reported for income tax purposes. The price of the acquired shares will be their cost basis for those purposes.

The Board of the Trust has approved a Code of Ethics (the “Code”) for the Funds and Adviser. The Funds’ Distributor has also adopted a Code of Ethics which governs its activities as a Distributor. These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Codes. The Funds have filed copies of each Code with the U.S. Securities and Exchange Commission (“SEC”). Copies of the Codes of Ethics may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The Codes are also available on the SEC’s EDGAR database at the SEC’s web site (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

Cost Basis

For those securities defined as “covered” under current Internal Revenue Service (“IRS”) cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Trust has chosen the average cost method as its standing (default) cost basis method for all shareholders. Under this method, the Funds will average the cost of all shares held by a shareholder for tax reporting purposes. Each shareholder has the option to elect a different cost basis method by notifying the Fund in writing. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method.

Shareholders may, however, choose a method other than a Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Privacy Policy

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

■	Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

■	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Section 6 | FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (or inception date, as applicable). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). Information for the years ended January 31, 2024 and January 31, 2023 have been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Annual Report which is available upon request. Information for the years ended January 31, 2022 and January 31, 2021 was audited by BBD, LLP, the predecessor auditor. Information for the year ended January 31, 2020 was audited by Tait,Weller & Baker, LLP, the predecessor auditor to BBD, LLP.

Yorktown Growth Fund

Financial Highlights

	Institutional Class
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$16.48	$17.92	$19.69	$16.48	$14.67
Income from investment operations
Net investment income (loss)(1)	0.04	- (2)	(0.07)	(0.10)	(0.03	)(3)
Net realized and unrealized gain (loss) on investments	1.43	(1.44)	0.82	5.23	2.99
Total income (loss) from investment operations	1.47	(1.44)	0.75	5.13	2.96

Distributions
From net realized gain on security transactions	-	-	(2.52)	(1.92)	(1.15)
Total distributions	-	-	(2.52)	(1.92)	(1.15)
Net asset value, end of year	$17.95	$16.48	$17.92	$19.69	$16.48

Total return	8.92%	(8.04)%	2.45%	31.70%	20.28%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$33,985	$29,704	$26,805	$25,611	$28,514
Ratio of expenses to average net assets before waivers	1.49%	1.46%	1.37%	1.46%	1.46	%(4)
Ratio of net expenses to average net assets	1.01%	1.00%	1.04%	1.33%	1.46	%(4)
Ratio of net investment income (loss) to average net assets	0.21%	0.01%	(0.33)%	(0.58)%	(0.17)%
Portfolio turnover rate	40%	78%	54%	94%	43%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Amount is less than $0.005 per share.

(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Growth Fund

Financial Highlights, Continued

	Class A
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$15.18	$16.51	$18.31	$15.44	$13.80
Income from investment operations
Net investment income (loss)(1)	0.03	- (2)	(0.07)	(0.09)	(0.02	)(3)
Net realized and unrealized gain (loss) on investments	1.33	(1.33)	0.79	4.88	2.81
Total income (loss) from investment operations	1.36	(1.33)	0.72	4.79	2.79

Distributions
From net realized gain on security transactions	-	-	(2.52)	(1.92)	(1.15)
Total distributions	-	-	(2.52)	(1.92)	(1.15)
Net asset value, end of year	$16.54	$15.18	$16.51	$18.31	$15.44

Total return (excludes sales charge)	8.96%	(8.06)%	2.48%	31.63%	20.33%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,253	$7,511	$9,544	$9,991	$8,835
Ratio of expenses to average net assets before waivers	1.49%	1.46%	1.37%	1.46%	1.46	%(4)
Ratio of net expenses to average net assets	1.01%	1.00%	1.04%	1.33%	1.46	%(4)
Ratio of net investment income (loss) to average net assets	0.21%	0.03%	(0.33)%	(0.57)%	(0.15)%
Portfolio turnover rate	40%	78%	54%	94%	43%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Amount is less than $0.005 per share.

(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Growth Fund

Financial Highlights, Continued

	Class L
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$10.69	$11.74	$13.80	$12.13	$11.16
Income from investment operations
Net investment loss(1)	(0.08)	(0.10)	(0.20)	(0.20)	(0.14	)(2)
Net realized and unrealized gain (loss) on investments	0.92	(0.95)	0.66	3.79	2.26
Total income (loss) from investment operations	0.84	(1.05)	0.46	3.59	2.12

Distributions
From net realized gain on security transactions	-	-	(2.52)	(1.92)	(1.15)
Total distributions	-	-	(2.52)	(1.92)	(1.15)
Net asset value, end of year	$11.53	$10.69	$11.74	$13.80	$12.13

Total return	7.86%	(8.94)%	1.38%	30.35%	19.13%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$34,583	$30,790	$37,380	$35,192	$27,129
Ratio of expenses to average net assets before waivers	2.49%	2.46%	2.37%	2.46%	2.46	%(3)
Ratio of net expenses to average net assets	2.01%	2.00%	2.04%	2.33%	2.46	%(3)
Ratio of net investment loss to average net assets	(0.79)%	(0.97)%	(1.33)%	(1.57)%	(1.16)%
Portfolio turnover rate	40%	78%	54%	94%	43%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Multi-Sector Bond Fund

Financial Highlights

	Institutional Class
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$8.97	$10.13	$10.36	$10.96	$10.46
Income from investment operations
Net investment income(1)	0.42	0.42	0.40	0.46	0.53	(2)
Net realized and unrealized gain (loss) on investments	0.01	(1.18)	(0.25)	(0.62)	0.48
Total income (loss) from investment operations	0.43	(0.76)	0.15	(0.16)	1.01

Distributions
From net investment income	(0.39)	(0.40)	(0.38)	(0.44)	(0.51)
Total distributions	(0.39)	(0.40)	(0.38)	(0.44)	(0.51)
Net asset value, end of year	$9.01	$8.97	$10.13	$10.36	$10.96

Total return	5.02%	(7.47)%	1.46%	(1.18)%	9.95%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$146,035	$119,412	$157,188	$150,520	$239,870
Ratio of net expenses to average net assets	0.70%	0.67%	0.61%	0.62%	0.59	%(3)
Ratio of net investment income to average net assets	4.83%	4.59%	3.85%	4.69%	4.99%
Portfolio turnover rate	43%	29%	26%	56%	66%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Multi-Sector Bond Fund

Financial Highlights, Continued

	Class A
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$8.47	$9.60	$9.83	$10.42	$9.98
Income from investment operations
Net investment income(1)	0.36	0.35	0.33	0.39	0.46	(2)
Net realized and unrealized gain (loss) on investments	0.01	(1.12)	(0.23)	(0.59)	0.44
Total income (loss) from investment operations	0.37	(0.77)	0.10	(0.20)	0.90

Distributions
From net investment income	(0.35)	(0.36)	(0.33)	(0.39)	(0.46)
Total distributions	(0.35)	(0.36)	(0.33)	(0.39)	(0.46)
Net asset value, end of year	$8.49	$8.47	$9.60	$9.83	$10.42

Total return (excludes sales charge)	4.54%	(8.04)%	1.04%	(1.65)%	9.28%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$26,974	$37,765	$55,430	$74,402	$91,242
Ratio of net expenses to average net assets	1.20%	1.17%	1.11%	1.12%	1.09	%(3)
Ratio of net investment income to average net assets	4.32%	4.09%	3.35%	4.17%	4.50%
Portfolio turnover rate	43%	29%	26%	56%	66%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Multi-Sector Bond Fund

Financial Highlights, Continued

	Class L
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$7.89	$8.97	$9.22	$9.80	$9.41
Income from investment operations
Net investment income(1)	0.29	0.29	0.26	0.32	0.38	(2)
Net realized and unrealized gain (loss) on investments	0.01	(1.05)	(0.22)	(0.55)	0.43
Total income (loss) from investment operations	0.30	(0.76)	0.04	(0.23)	0.81

Distributions
From net investment income	(0.31)	(0.32)	(0.29)	(0.35)	(0.42)
Total distributions	(0.31)	(0.32)	(0.29)	(0.35)	(0.42)
Net asset value, end of year	$7.88	$7.89	$8.97	$9.22	$9.80

Total return	4.01%	(8.47)%	0.43%	(2.12)%	8.81%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$124,083	$146,927	$194,587	$222,020	$291,009
Ratio of net expenses to average net assets	1.70%	1.67%	1.61%	1.62%	1.59	%(3)
Ratio of net investment income to average net assets	3.83%	3.59%	2.85%	3.68%	3.99%
Portfolio turnover rate	43%	29%	26%	56%	66%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Short Term Bond Fund

Financial Highlights

	Institutional Class
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$3.99	$4.18	$4.27	$4.25	$4.16
Income from investment operations
Net investment income(1)	0.11	0.07	0.06	0.08	0.12	(2)
Net realized and unrealized gain (loss) on investments	0.09	(0.19)	(0.09)	0.02 (3)	0.08
Total income (loss) from investment operations	0.20	(0.12)	(0.03)	0.10	0.20

Distributions
From net investment income	(0.10)	(0.07)	(0.06)	(0.08)	(0.11)
Total distributions	(0.10)	(0.07)	(0.06)	(0.08)	(0.11)
Net asset value, end of year	$4.09	$3.99	$4.18	$4.27	$4.25

Total return	5.13%	(2.94)%	(0.73)%	2.43%	5.00%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$113,859	$157,921	$179,974	$207,543	$193,049
Ratio of expenses to average net assets before waivers or recoupments	0.96%	0.92%	0.87%	0.88%	0.89	%(4)
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.89%	0.89	%(4)
Ratio of net investment income to average net assets	2.72%	1.86%	1.46%	2.00%	2.87%
Portfolio turnover rate	24%	21%	41%	41%	62%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(4)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Short Term Bond Fund

Financial Highlights, Continued

	Class A
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$3.73	$3.91	$4.00	$3.98	$3.90
Income from investment operations
Net investment income(1)	0.10	0.07	0.06	0.08	0.11	(2)
Net realized and unrealized gain (loss) on investments	0.09	(0.18)	(0.09)	0.02 (3)	0.08
Total income (loss) from investment operations	0.19	(0.11)	(0.03)	0.10	0.19

Distributions
From net investment income	(0.10)	(0.07)	(0.06)	(0.08)	(0.11)
Total distributions	(0.10)	(0.07)	(0.06)	(0.08)	(0.11)
Net asset value, end of year	$3.82	$3.73	$3.91	$4.00	$3.98

Total return (excludes sales charge)	5.22%	(2.88)%	(0.78)%	2.59%	5.07%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,727	$9,322	$11,820	$12,176	$26,090
Ratio of expenses to average net assets before waivers or recoupments	0.96%	0.92%	0.87%	0.88%	0.89	%(4)
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.89%	0.89	%(4)
Ratio of net investment income to average net assets	2.71%	1.86%	1.46%	2.06%	2.85%
Portfolio turnover rate	24%	21%	41%	41%	62%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	The amount shown for a share outstanding throughout the year does not accord with the change in aggregate gains and losses in the portfolio of securities during the year due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the year.

(4)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Short Term Bond Fund

Financial Highlights, Continued

	Class L
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$3.37	$3.54	$3.63	$3.63	$3.56
Income from investment operations
Net investment income(1)	0.07	0.04	0.03	0.05	0.06	(2)
Net realized and unrealized gain (loss) on investments	0.08	(0.17)	(0.08)	-	0.09
Total income (loss) from investment operations	0.15	(0.13)	(0.05)	0.05	0.15

Distributions
From net investment income	(0.08)	(0.04)	(0.04)	(0.05)	(0.08)
Total distributions	(0.08)	(0.04)	(0.04)	(0.05)	(0.08)
Net asset value, end of year	$3.44	$3.37	$3.54	$3.63	$3.63

Total return	4.49%	(3.54)%	(1.48)%	1.55%	4.30%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$135,020	$178,718	$355,628	$356,117	$341,987
Ratio of expenses to average net assets before waivers or recoupments	1.61%	1.57%	1.52%	1.60%	1.89	%(3)
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.61%	1.89	%(3)
Ratio of net investment income to average net assets	2.07%	1.15%	0.81%	1.29%	1.81%
Portfolio turnover rate	24%	21%	41%	41%	62%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Small Cap Fund

Financial Highlights

	Institutional Class
	For the Year Ended January 31,
	2024		2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$14.35		$16.88	$17.43	$12.23	$11.19
Income from investment operations
Net investment income (loss)(1)	-	(2)	0.05	(0.05)	- (2)	0.02	(3)
Net realized and unrealized gain (loss) on investments	0.61		(1.53)	0.37	5.21	1.17
Total income (loss) from investment operations	0.61		(1.48)	0.32	5.21	1.19

Distributions
From net investment income	(0.04)		-	-	(0.01)	-
From net realized gain on security transactions	-		(1.05)	(0.87)	-	(0.15)
Total distributions	(0.04)		(1.05)	(0.87)	(0.01)	(0.15)
Net asset value, end of year	$14.92		$14.35	$16.88	$17.43	$12.23

Total return	4.21%		(8.36)%	1.34%	42.61%	10.69%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$19,113		$31,437	$44,971	$45,375	$33,286
Ratio of expenses to average net assets before waivers	1.77%		1.53%	1.38%	1.63%	1.55	%(4)
Ratio of net expenses to average net assets	1.19%		1.17%	1.16%	1.15%	1.15	%(4)
Ratio of net investment income (loss) to average net assets	-	%(5)	0.30%	(0.28)%	(0.03)%	0.13%
Portfolio turnover rate	176%		110%	49%	50%	36%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Amount is less than $0.005 per share.

(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.

(5)	Amount is less than 0.005% per share.

Yorktown Small Cap Fund

Financial Highlights, Continued

	Class A
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$14.12	$16.67	$17.26	$12.13	$11.13
Income from investment operations
Net investment income (loss)(1)	(0.04)	0.01	(0.10)	(0.04)	(0.01	)(2)
Net realized and unrealized gain (loss) on investments	0.59	(1.51)	0.38	5.17	1.16
Total income (loss) from investment operations	0.55	(1.50)	0.28	5.13	1.15

Distributions
From net investment income	(0.01)	-	-	-	-
From net realized gain on security transactions	-	(1.05)	(0.87)	-	(0.15)
Total distributions	(0.01)	(1.05)	(0.87)	-	(0.15)
Net asset value, end of year	$14.66	$14.12	$16.67	$17.26	$12.13

Total return (excludes sales charge)	3.92%	(8.59)%	1.12%	42.29%	10.39%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,977	$827	$944	$703	$343
Ratio of expenses to average net assets before waivers	2.13%	1.78%	1.63%	1.88%	1.80	%(3)
Ratio of net expenses to average net assets	1.44%	1.42%	1.41%	1.40%	1.40	%(3)
Ratio of net investment income (loss) to average net assets	(0.29)%	0.05%	(0.53)%	(0.30)%	(0.10)%
Portfolio turnover rate	176%	110%	49%	50%	36%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

Yorktown Small Cap Fund

Financial Highlights, Continued

	Class L
	For the Year Ended January 31,
	2024	2023	2022	2021	2020
For a share outstanding throughout each year
Net asset value, beginning of year	$13.35	$15.94	$16.67	$11.81	$10.91
Income from investment operations
Net investment loss(1)	(0.14)	(0.10)	(0.22)	(0.13)	(0.10	)(2)
Net realized and unrealized gain (loss) on investments	0.56	(1.44)	0.36	4.99	1.15
Total income (loss) from investment operations	0.42	(1.54)	0.14	4.86	1.05

Distributions
From net realized gain on security transactions	-	(1.05)	(0.87)	-	(0.15)
Total distributions	-	(1.05)	(0.87)	-	(0.15)
Net asset value, end of year	$13.77	$13.35	$15.94	$16.67	$11.81

Total return	3.15%	(9.25)%	0.31%	41.15%	9.68%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,845	$3,601	$3,220	$2,292	$1,128
Ratio of expenses to average net assets before waivers	2.88%	2.53%	2.38%	2.63%	2.55	%(3)
Ratio of net expenses to average net assets	2.19%	2.17%	2.16%	2.15%	2.15	%(3)
Ratio of net investment loss to average net assets	(1.04)%	(0.70)%	(1.28)%	(1.05)%	(0.88)%
Portfolio turnover rate	176%	110%	49%	50%	36%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Does not include expenses of the investment companies in which the Fund invests.

Appendix A

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Yorktown Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Yorktown Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Yorktown Fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Fund Purchases through Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

■	Shares purchased in an investment advisory program.

■	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

■	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

■	A shareholder in the Fund’s Class C or L shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

■	Death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

■	Return of excess contributions from an IRA Account.

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

■	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

■	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in this prospectus.

■	Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Fund Purchases through Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

■	Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

■	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

■	Shares acquired through a right of reinstatement.

■	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

■	Shares sold upon the death or disability of the shareholder.

■	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

■	Shares purchased in connection with a return of excess contributions from an IRA account.

■	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 72 as described in the fund’s Prospectus.

■	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

■	Shares acquired through a right of reinstatement.

■	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■	Breakpoints as described in the fund’s Prospectus.

■	Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

■	Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Fund Purchases through Robert W. Baird & Co. (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

■	Shares purchase by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

■	Shares purchased using the proceeds of redemptions from a Yorktown Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■	A shareholder in the Fund’s Investor C and L shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

■	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

■	Shares sold due to death or disability of the shareholder

■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus

■	Shares bought due to returns of excess contributions from an IRA Account

■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

■	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

■	Breakpoints as described in this prospectus

■	Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Yorktown Funds assets held by accounts within the purchaser’s household at Baird. Eligible Yorktown Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Yorktown Funds through Baird, over a 13-month period of time

Fund Purchases through Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

■	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures

All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Section 7 | FOR MORE INFORMATION

Shareholders may direct general inquiries to the Trust at the address or telephone number listed below. Inquiries regarding shareholder account information should be directed to Shareholder Services at the address or telephone number listed below.

TRUST

Yorktown Funds
106 Annjo Court, Suite A
Forest, Virginia 24551
(800) 544-6060

SHAREHOLDER SERVICES

Yorktown Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
(888) 933-8274

For Overnight Deliveries:
Yorktown Funds
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

You can obtain more information about the Funds in:

*	the SAI dated May 31, 2024, which contains detailed information about the Funds, particularly their investment policies and practices. You may not be aware of important information about the Funds unless you read both this prospectus and the SAI. The current SAI is on file with the SEC and is incorporated into this prospectus by reference (that is, the SAI is legally part of this prospectus).

*	the Annual and Semi-Annual Reports to Shareholders, which detail the Funds’ actual investments and include financial statements as of the close of the particular annual or semi-annual period. Each annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the year covered by the report.

To request a copy of the current SAI or copies of the Funds’ most recent Annual and Semi-Annual Reports, without charge, or for other inquiries, please contact us:

By Mail:	Yorktown Funds
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

By Telephone:	(800) 544-6060

By Internet:	www.yorktownfunds.com

Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may also be obtained for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov.

The Trust’s SEC 1940 Act file number is: 811-04262

PRIVACY NOTICE

FACTS	WHAT DOES AMERICAN PENSION INVESTORS TRUST (“YORKTOWN FUNDS”) DO WITH YOUR PERSONAL INFORMATION?

WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?	The types of information we collect and share depend on the product or service you have with us. This information can include your:

	●	Social Security Number

	●	Assets

	●	Retirement Assets

	●	Transaction History

	●	Checking Account History

	●	Purchase History

	●	Account Balances

	●	Account Transactions

	●	Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Yorktown Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.		Does Yorktown Funds share?	Can you limit this sharing?
For our everyday business purposes - Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.		Yes	No
For our marketing purposes - to offer our products and services to you.		Yes	No
For joint marketing with other financial companies		No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences.		Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness		No	We don’t share
For non-affiliates to market to you		No	We don’t share

Questions?	Call 888-933-8274

Who we are

Who is providing this Notice?	Yorktown Funds Yorktown Management & Research Company, Inc.

What we do

How does Yorktown Funds protect your personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.

How does Yorktown Funds collect your personal information?	We collect your personal information, for example, when you

	●	Open an account

	●	Provide account information

	●	Give us your contact information

	●	Make deposits or withdrawals from your account

	●	Make a wire transfer

	●	Tell us where to send the money

	●	Tell us who receives the money

	●	Show your government-issued ID

	●	Show your drivers’ license

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:

	●	Sharing for affiliates’ everyday business purposes-information about your creditworthiness.

	●	Affiliates from using your information to market to you.

	●	Sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.

	●	Yorktown Management & Research, Inc., is an affiliate of Yorktown Funds.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.

	●	Yorktown Funds does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you.

	●	Yorktown Funds does not jointly market.

Not part of the prospectus